Exhibit 31.4

HORIZON LINES, INC.

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael T. Avara, Executive Vice President and Chief Financial Officer, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Horizon Lines, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: May 26, 2015

/s/ Michael T. Avara
Michael T. Avara
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)